UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2011

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TX Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Georgia
(State or Other Jurisdiction of Incorporation)

000-32335	58-2558701
(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd
Ashland, Kentucky	41102
(Address of Principal Executive Offices)	(Zip Code)

(305)420-6781
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrants' Business and Operations

Item 1.01  Entry into Material Definitive Agreement

On December 10, 2011 the Board of directors was presented and, approved a proposal to expand the Company’s business to include the retail and wholesale of mining supplies. In support of the new mining supplies business, TX Holdings, Inc. has signed contracts with two companies which will procure sales on behalf of the Company and earn a commission based on the gross profit generated by the sales.

The Company’s Chairman, William Shrewsbury, has committed to finance the new business expansion with his personal loan, up to the amount of $500,000. The new venture financing will be secured by a lien on the Company’s assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2011	TX Holdings, Inc.
(Registrant)

By: /s/ William "Buck" Shrewsbury
William "Buck" Shrewsbury, Chairman